                                                                      BD&G DRAFT
                                                                          6/5/96
                         CUBIST PHARMACEUTICALS, INC.

              AMENDED AND RESTATED SHAREHOLDERS' RIGHTS AGREEMENT

     This AMENDED AND RESTATED SHAREHOLDERS' RIGHTS AGREEMENT (this "Agreement") is made as of June 25, 1996 by and among (i) Cubist Pharmaceuticals, Inc., a Delaware corporation (the "Company"), (ii) each of Paul R. Schimmel and Julius Rebek, Jr. in his capacity as a founder of the Company (a "Founder" and, collectively, the "Founders"), (iii) Mitra Tayadoni-Rebek and The Julius Rebek, Jr. Family Trust, in their respective capacities as holders of common stock, $0.001 par value per share, of the Company (in such capacities, collectively, the "Initial Founder Transferees" and each individually an "Initial Founder Transferee"), (iv) each person listed in Exhibit A hereto (collectively, the
                                         ------- -
"Initial Investor Parties" and each individually an "Initial Investor Party"),
(v) Bristol-Myers Squibb Company, a Delaware corporation (the "Series D Investor"), (vi) each person or entity that subsequently becomes a party to this Agreement upon the due execution and delivery by such person or entity and the Company of an Instrument of Adherence in the form of Exhibit B attached hereto
                                                     ------- -
(collectively, the "Additional Investor Parties" and each individually an "Additional Investor Party") and (vii) each person or entity that subsequently becomes a party to this Agreement upon the due execution and delivery by such person or entity and the Company of an Instrument of Adherence in the form of Exhibit C attached hereto (collectively, the "Additional Founder Transferees"
- ------- -
and each individually an "Additional Founder Transferee").


                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Company has agreed to issue and sell to the Series D Investor, and the Series D Investor has agreed to purchase from the Company, 2,816,902 shares (the "Series D Shares") of Series D Convertible Preferred Stock, $0.001 par value per share ("Series D Preferred Stock"), all upon the terms and conditions set forth in that certain Stock Purchase Agreement, dated of even date herewith, between the Company and the Series D Investor (the "Series D Agreement"); and

     WHEREAS, the terms of the Series D Agreement provide that it shall be a condition precedent to the Company's obligation to sell the Series D Shares to the Series D Investor, and the Series D Investor's obligation to purchase the Series D Shares from the Company, for the Company, the Founders, the Initial Founder Transferees, the Initial

Investor Parties and the Series D Investor to execute and deliver this Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

     1.  DEFINITIONS.  The following terms shall have the meanings provided
         -----------
therefor below or elsewhere in this Agreement as described below:

     "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.
      --------

     "Additional Founder Transferees" and "Additional Founder Transferee" shall
      ------------------------------       -----------------------------
have the meanings ascribed thereto in the preamble of this Agreement.

     "Additional Investor Parties" and "Additional Investor Party" shall have
      ---------------------------       -------------------------
the meanings ascribed thereto in the preamble of this Agreement.

     "Board" shall mean the board of directors of the Company.
      -----

     "Budget" shall have the meaning ascribed thereto in Section 5.1(d) hereof.
      ------

     "Common Stock" shall mean the Company's common stock, $0.001 par value per
      ------------
share.

     "Company" shall have the meaning ascribed thereto in the preamble to this
      -------
Agreement.

     "Conversion Shares" shall mean shares of Common Stock issued upon
      ---------- ------
conversion of any of the Preferred Shares.

     "Designating Party" shall have the meaning ascribed thereto in Section 2.2
      -----------------
hereof.

     "Excluded Securities" shall have the meaning ascribed thereto in Section
      -------------------
3.1(f).

     "Founder" and "Founders" shall have the meanings ascribed thereto in the
      -------       --------
preamble to this Agreement.

     "Founder Transferees" shall mean, collectively, the Initial Founder
      -------------------
Transferees and the Additional Founder Transferees.

     "Initial Founder Transferees" and "Initial Founder Transferee" shall have
      ---------------------------       --------------------------
the meanings ascribed in the preamble of this Agreement.

     "Initial Investor Parties" and "Initial Investor Party" shall have the
      ------------------------       ----------------------
meanings ascribed in the preamble of this Agreement.

     "Institutional Investors" shall mean, collectively, DSV Partners IV, Alta V
      ------------- ---------
Limited Partnership, Customs House Partners, WPG Enterprise Fund, L.P., Weiss, Peck & Greer Venture Associates II, L.P., Weiss, Peck & Greer Venture Associates II (Overseas), L.P., Interwest Partners V, Interwest Investors V, H&Q Healthcare Investors, H&Q Life Sciences Investors, Rovent II Limited Partnership, Advent Performance Materials Limited Partnership, Advent International Investors II Limited Partnership, Life Science Entrepreneur Fund, Bristol-Myers Squibb Company, and any of their respective assignees or transferees pursuant to, and in accordance with, Sections 5.4 and 6 hereof.

     "Investors" shall mean, collectively, the Initial Investor Parties, the
      ---------
Series D Investor and the Additional Investor Parties in their respective capacities as holders of Preferred Shares and/or Conversion Shares.

     "Majority Holders" shall mean, at the relevant time of reference thereto,
      ----------------
those Investors holding and/or having the right to acquire, as the case may be, more than fifty percent (50%) of the shares of Common Stock issued and/or issuable upon conversion of the Preferred Shares.

     "Nominee" and "Nominees" shall have the meanings ascribed thereto in
      -------       --------
Section 2.2 hereof.

     "Non-Participating Holder" shall have the meaning ascribed thereto in
      ------------------------
Section 3.1(e) hereof.

     "Offer" shall have the meaning ascribed thereto in Section 3.1(a) hereof.
      -----

     "Offered Securities" shall have the meaning ascribed thereto in Section
      ------------------
3.1(a) hereof.

     "Offeree" and "Offerees" shall have the meanings ascribed thereto in
      -------       --------
Section 3.1(b) hereof

     "Percentage Entitlement" shall have the meaning ascribed thereto in Section
      ----------------------
3.1(b) hereof.

     "Preferred Shares" shall mean the Series A Shares, the Series B Shares, the
      ----------------
Series C Shares and the Series D Shares, collectively.

     "Prior Shareholders' Rights Agreement" shall mean that certain
      ------------------------------------
Shareholders' Rights Agreement, dated February 28, 1995, by and among the Company, the Founders and the persons listed on Exhibit A thereto, as amended by
                                                ---------
that certain First Amendment to Shareholders' Rights Agreement, dated May 17, 1995, by and among the Company, the Founders and the persons listed on Schedules
                                                                       ---------
1, 2 and 3 thereto.
- -  -     -

     "Qualifying Holder" shall have the meaning ascribed thereto in Section 4.11
      -----------------
hereof.

     "Registrable Shares" shall mean any or all shares of Common Stock owned by,
      ------------------
or issuable to, any of the Investors (regardless of whether or not such shares of Common Stock were or are acquired upon conversion of any of the Preferred Shares); provided, however, that such shares of Common Stock shall cease to be
         -------- --------
Registrable Shares if all of the shares of Common Stock held by an Investor may be sold, without limitation as to volume, pursuant to Rule 144.

     "Required Holders" shall mean, at the relevant time of reference thereto,
      ----------------
those Investors holding and/or having the right to acquire, as the case may be, at least sixty percent (60%) of the shares of Common Stock issued and/or issuable upon conversion of the Preferred Shares.

     "Rule 144" shall mean Rule 144 promulgated under the Securities Act and any
      --------
successor or substitute rule, law or provision.

     "Schedule of Exceptions" shall mean the Schedule of Exceptions to the
      ----------------------
Series D Agreement.

     "SEC" shall mean the Securities and Exchange Commission.
      ---

     "Second Series C Agreement" shall mean that certain Stock Purchase
      -------------------------
Agreement, dated May 17, 1995, by and among the Company and the persons listed on Exhibit A thereto, pursuant to which the Company issued and sold 5,589,169
   ---------
shares of Series C Preferred Stock.

     "Securities" shall have the meaning ascribed thereto in Section 3.1(a)
      ----------
hereof.

     "Securities Act" shall mean the Securities Act of 1933, as amended.
      --------------

     "Series A Agreement" shall mean that certain Stock Purchase Agreement,
      ------------------
dated as of September 16, 1992, between the Company, the

Founders and the Series A Holder, pursuant to which the Company issued and sold the Series A Shares to the Series A Holder.

     "Series A Holder" shall mean DSV Partners IV, in its capacity as a holder
      ---------------
of shares of Series A Preferred Stock.

     "Series A Preferred Stock" means the Company's Series A Convertible
      ------------------------
Preferred Stock, $0.001 par value per share.

     "Series A Required Holders" shall mean, at the relevant time of reference
      -------------------------
thereto, those Investors holding and/or having the right to acquire, as the case may be, at least sixty percent (60%) of the shares of Common Stock issued and/or issuable upon conversion of the Series A Shares.

     "Series A Shares" shall mean the 5,000,000 shares of Series A Preferred
      ---------------
Stock issued by the Company pursuant to the Series A Agreement.

     "Series B Agreement" shall mean that certain Stock Purchase Agreement,
      ------------------
dated as of August 30, 1993, among the Company and the persons listed in Exhibit
                                                                         -------
A thereto, pursuant to which the Company issued and sold 14,270,000 shares of
- -
Series B Preferred Stock to such persons.

     "Series B Holders" shall mean the holders of shares of Series B Preferred
      ----------------
Stock.

     "Series B Preferred Stock" shall mean the Company's Series B Convertible
      ------------------------
Preferred Stock, $0.001 par value per share.

     "Series B Required Holders" shall mean, at the relevant time of reference
      -------------------------
thereto, those Investors holding and/or having the right to acquire, as the case may be, at least sixty percent (60%) of the shares of Common Stock issued and/or issuable upon conversion of the Series B Shares.

     "Series B Shares" shall mean, collectively, (i) the 14,270,000 shares of
      ---------------
Series B Preferred Stock issued by the Company pursuant to the Series B Agreement to the persons listed on Exhibit A thereto, (ii) the 200,000 shares of
                                   ------- -
Series B Preferred Stock issued by the Company to Comdisco, Inc. pursuant to that certain Stock Purchase Agreement, dated December 17, 1993, between the Company and Comdisco, Inc., and (iii) the 263,370 shares of Series B Preferred Stock issued by the Company to Scott M.

Rocklage pursuant to that certain Subscription Agreement, dated as of July 21, 1994, between the Company and Mr. Rocklage.

     "Series C Agreement" shall mean that certain Stock Purchase Agreement dated
      ------------------
February 28, 1995, by and among the Company and the persons listed on Exhibit A
                                                                      ---------
thereto, pursuant to which the Company issued and sold 7,744,000 shares of Series C Preferred Stock.

     "Series C Preferred Stock" shall mean the Company's Series C Convertible
      ------------------------
Preferred Stock, $0.001 par value per share.

     "Series C Required Holders" shall mean, at the relevant time of reference
      -------------------------
thereto, those Investors holding and/or having the right to acquire, as the case may be, at least sixty percent (60%) of the shares of Common Stock issued and/or issuable upon conversion of the Series C Shares.

     "Series C Shares" shall mean, collectively, (i) the 7,744,000 share of
      ---------------
Series C Preferred Stock issued by the Company Series C Preferred Stock issued by the Company pursuant to the Series C Agreement to the persons listed on

Exhibit A thereto, (ii) the 1,684,644 shares of Series C Preferred Stock issued
- ---------
by the Company upon conversion of those certain Convertible Demand Promissory Notes, each dated December 29, 1994, made by the Company in favor of certain stockholders of the Company, and (iii) the 5,589,169 shares of Series C Preferred Stock issued by the Company pursuant to the Second Series C Agreement.

     "Series D Agreement" shall have the meaning ascribed thereto in the
      ------------------
recitals to this Agreement.

     "Series D Investor" shall have the meaning ascribed thereto in the preamble
      -----------------
to this Agreement.

     "Series D Preferred Stock" shall have the meaning ascribed thereto in the
      ------------------------
recitals to this Agreement.

     "Series D Required Holders" shall mean, at the relevant time of reference
      -------------------------
thereto, those Investors holding and/or having the right to acquire, as the case may be, at least sixty percent (60%) of the shares of Common Stock issued and/or issuable upon conversion of the Series D Shares.

     "Series D Shares" shall have the meaning ascribed thereto in the recitals
      ---------------
to this Agreement.

     "Shares" shall mean shares of Series A Preferred Stock, shares of Series B
      ------
Preferred Stock, shares of Series C Preferred Stock, shares of Series D Preferred Stock and/or shares of Common Stock currently owned (either beneficially or of record) or subsequently acquired by any of the Investors, Founders or Founder Transferees.

     "Shareholders" shall mean the Investors, the Founders and the Founder
      ------------
Transferees, collectively.

     2.    VOTING.
           ------

     2.1.  Number and Election of Directors.  In connection with the submission
           --------------------------------
to the stockholders of the Company of any proposal to set the number of directors that shall serve on the Board or to elect directors, whether such proposal is submitted at an annual or special meeting of stockholders of the Company or by written consent of stockholders in lieu of a meeting, each Shareholder shall vote all of its, her or his Shares (i) to set the number of directors on the Board at eight (8) and (ii) to elect as a director of the Company any Nominee or Nominees designated pursuant to, and in accordance with, the provisions of Section 2.2 below.

     2.2  Designation of Nominees.  The following persons (each a "Designating
          -----------------------
Party") shall have the right to designate the following numbers of nominees for election as directors of the Company (collectively, the "Nominees" and each individually a "Nominee"): each Founder - one (1) Nominee (which Nominee shall be such Founder); the Series A Holder - one (1) Nominee; the Series B Holders - two (2) Nominees (which Nominees shall be Terry McGuire and Ellen Feeney so long as they are the authorized representatives of Alta V Limited Partnership and Weiss Peck & Greer Venture Partners, L.P., respectively); and the Board - three
(3) Nominees (one of whom shall be the chief executive officer of the Company and the other two shall be prominent business persons who are not otherwise affiliated with the Company or the Investors). In the absence of any designation by a Designating Party, the person or persons previously designated by such Designating Party and then serving as a director or directors of the Company shall be deemed to be such Designating Party's Nominee or Nominees, as the case may be.

     2.3  Removal; Vacancies.
          -------  ---------

          (a) Each Designating Party (other than a Founder) shall have the right to cause its Nominee or Nominees to be removed as a director or directors of the Company for any reason whatsoever. At the request of any Designating Party (other than a Founder), each Shareholder shall vote all of its Shares, whether at a meeting of stockholders or by written consent of the stockholders in lieu of a meeting, to effect the removal of such Designating Party's Nominee.

          (b) In the event that any person (other than a Founder) shall cease to serve as a director of the Company for any reason whatsoever, such person's Designating Party shall be entitled to designate a successor. For purposes of this Section 2, any such designation of a successor by or on behalf of the Series B Holders shall be made by those Series B Holders who own more than 50% of the Series B Shares. Each Shareholder hereby agrees to use its best efforts, including, without limitation the voting all of such Shareholder's Shares (whether at a meeting of stockholders or by written consent of stockholders in lieu of a meeting), to cause such successor Nominee to be elected to the Board.

     2.4.  Best Efforts.  Each Shareholder hereby agrees to use its best efforts
           ------------
to cause compliance with all of the provisions of this Section 2, including, without limitation, by the Company, its officers, employees and agents.

     2.5.  Termination.  The provisions of this Section 2 shall terminate on the
           -----------
earlier of (i) August 30, 2003 or (ii) the consummation of the first firm commitment underwritten public offering of shares of the Company pursuant to an effective registration statement on Form S-1 (or its then equivalent) under the Securities Act.

     3.    RIGHT OF FIRST REFUSAL.
           ----------------------

     3.1.  Right of First Refusal.
           ----------------------

          (a) The Company shall not issue any shares of any class of its capital stock, any other equity security or any option, warrant, convertible security or other right to acquire any such capital stock or other equity security (collectively, the "Securities") to any person or entity unless it shall have given written notice to each Offeree, other than a Non-Participating Holder, stating its desire to issue such Securities (the "Offered Securities") and the terms upon which it intends to issue such Securities (the "Offer"). Thereafter, each Offeree (other than a Non-Participating Holder) shall have a first option to purchase its Percentage Entitlement of the Offered Securities at the price and on the terms and conditions specified in the Offer.

          (b) For purposes of this Section 3, the term "Offerees" shall mean, collectively, the Founders, the Founder Transferees and the Investors, and the term "Offeree" shall mean any one of the Offerees. Each Offeree's "Percentage Entitlement" to purchase the Offered

Securities shall be equal to such percentage of all shares of Common Stock at the time outstanding and/or issuable upon conversion of all outstanding Preferred Shares as is represented by the number of shares of Common Stock then held by such Offeree and/or then issuable upon conversion of the Preferred Shares held by such Offeree (if any). The right to purchase Offered Securities pursuant to this Section 3.1 shall be exercised by such Offeree, by giving, within 21 business days after delivery of such notice by the Company, a counter-notice, which counter-notice shall state that such Offeree desires to purchase its Percentage Entitlement of the Offered Securities.

          (c) If an Offeree shall elect pursuant to Section 3.1(b) to purchase its Percentage Entitlement of the Offered Securities, such Offeree shall be obligated to purchase its Percentage Entitlement of the Offered Securities, and the Company shall be obligated to sell to such Offeree all of its Percentage Entitlement of such Offered Securities, at the price and on the terms and conditions contained in such Offer, except that the closing date of such purchase and sale shall take place within 30 business days after the giving of the counter-notice pursuant to Section 3.1(b); provided, however, that in the
                                               --------  -------
event that all or any part of the purchase price stated in the Offer is not payable in cash, such Offeree may make payment in cash in an amount at least equal to the fair market value of the non-cash consideration of such Offer.

          (d) If any Offeree fails to elect to purchase, or to consummate the purchase of, all of its Percentage Entitlement of the Offered Securities pursuant hereto, the Company may thereafter issue to any other person or persons that amount of Offered Securities not purchased pursuant to the terms hereof and specified in such Offer at the price and on the terms and conditions contained in such Offer. In the event that the Company does not so consummate the issue of the Offered Securities within 60 business days (x) after the expiration of the final applicable counter-notice period, in the event of a failure to give any applicable timely counter-notice, or (y) after a failure to purchase within the applicable required period if a counter-notice is duly given, the Offered Securities shall again become subject to this Agreement.

          (e) Notwithstanding anything in this Section 3.1 to the contrary, if an Offeree at any time fails to elect to purchase, or to consummate the purchase of, its entire Percentage Entitlement of any Offered Securities pursuant to, and in accordance with, the provisions of this Section 3.1, all of such Offeree's rights under this Section 3.1 shall thereupon immediately terminate. For purposes of this Section 3.1, any such Offeree shall be referred to as a "Non-Participating Holder".

          (f) The provisions of this Section 3.1 shall not apply to (i) any grant, or any issuance as a result of any grant or exercise of, any stock options to employees, consultants, directors or affiliates of the Company that has been duly authorized by vote of the Board, (ii) any issuance of shares of capital stock of the Company to employees, consultants, directors or affiliates of the Company that has been duly authorized by vote of the Board, (iii) any issuance of shares of capital stock of the Company in connection with the acquisition of a business or property by the Company, provided that such acquisition and such issuance have been duly authorized by the Board, (iv) the sale and issuance of the Preferred Shares to the Initial Investor Parties and the Series D Investor, (v) the issuance of shares of Series C Preferred Stock upon exercise of outstanding warrants previously issued to Comdisco, Inc., (vi) the issuance of shares of Series B Preferred Stock issuable upon exercise of outstanding warrants previously issued to Comdisco, Inc., (vii) the issuance of shares of Series C Preferred Stock upon exercise of outstanding options previously granted to each of Paul Schimmel and Julius Rebek, Jr., and (viii) the issuance of shares of Common Stock upon conversion of any shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock. The securities referred to in clauses (i) through (viii) of this Section 3.1(f) are hereinafter referred to, collectively, as the "Excluded
                                                                       --------
Securities".
- ----------

     3.2.  Termination.  The provisions of this Section 3 shall terminate
           -----------
concurrently with the closing of the first firm commitment underwritten public offering of shares of the Company pursuant to an effective registration statement on Form S-1 (or its then equivalent) under the Securities Act. Any shares issued and sold by the Company in any such public offering shall not be subject to the restrictions imposed by Section 3.1 above.

     3.3.  Waiver.  The rights of each Offeree under this Section 3 with respect
           ------
to any issuance of Securities may be waived in writing by the Required Holders, and any such written waiver by the Required Holders shall be binding upon each Offeree, regardless of whether such Offeree executed such written waiver.

     4.    REGISTRATION RIGHTS.
           -------------------

     4.1.  Demand Registration.
           -------------------

          (a) Registration Upon Request.  Upon the Company's receipt of a
              -------------------------
written request from the Majority Holders requesting that the Company effect the registration under the Securities Act, as amended (the "Securities Act"), of all or part of the Registrable Shares and specifying the intended method of disposition thereof, the Company shall, within ten (10) days after receipt of such notice, give written notice to all Investors and shall promptly use its best efforts to effect the registration under the Securities Act of the number of Registrable Shares which the Investors request to be registered within twenty (20) days after the mailing of such notice by the Company; provided that the Company has not given a notice of the type
         --------
specified in this Section 4.1(a), Section 4.2 hereof or Section 4.3(a) hereof or, if it has, provided that the Company is not continuing to pursue the registration referred to in such notice; and provided, further that the
                                             -----------------
obligations of the Company under this Section 4.1(a) shall be subject to the limitations set forth in Sections 4.1(c), 4.1(d), 4.1(e) and 4.1(f) below. Subject to the provisions of Section 4.1(c) below, the Company may include in any registration pursuant to this Section 4.1(a) additional shares of Common Stock for sale for its own account or for the account of any other person.

          (b) Selection of Underwriters.  If a registration pursuant to Section
              -------------------------
4.1(a) hereof involves an underwritten offering, the underwriter or underwriters thereof shall be selected, after consultation with the Company, by the Investors who have requested that Registrable Shares be registered, provided that such
                                                          --------
underwriter or underwriters shall be acceptable to the Company. The Company covenants that it shall not unreasonably withhold its acceptance of any such underwriter or underwriters.

          (c) Priority of Demand Registrations.  If a registration pursuant to
              --------------------------------
Section 4.1(a) hereof involves an underwritten offering, and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, (i) first, the number of Registrable Shares requested to be included in such registration by the Investors, pro rata among the Investors on the basis of the number of Registrable Shares requested to be registered in such registration and (ii) second, the other shares of Common Stock of the Company proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such other securities.

          (d) Limitation on Number of Registrations.  The Company shall not be
              -------------------------------------
required to effect more than one registration pursuant to the provisions of
Section 4.1(a) hereof; provided, however, that if, on account of the operation
                       --------  -------
of Section 4.1(c) hereof, the number of Registrable Shares included in such registration is less than ninety percent (90%) of the number of Registrable Shares requested to be included in such registration by the Investors, then the Company shall be required to effect an additional registration pursuant to the provisions of Section 4.1(a) hereof.

          (e) Deferral.  Notwithstanding anything in this Section 4 to the
              --------
contrary, if the Company shall furnish to the Investors requesting a registration pursuant to Section 4.1(a) or to any Investors requesting a registration pursuant to Section 4.3(a), a certificate signed by the President or Chief Executive Officer of the Company stating that the Board has made the good faith determination that such registration would require premature disclosure of material, nonpublic information concerning the Company, its business or prospects and that it is therefore essential to defer such registration, then the Company shall have the right to defer such registration for a period of not more than 90 days after receipt of the request from such Investors; provided, however, that the Company may not utilize this right more
           --------  -------
than once with respect to each request made pursuant to, and in accordance with, this Agreement for a registration pursuant to Section 4.1(a) or Section 4.3(a) hereof. In the event the Company exercises its right of deferral under this
Section 4.1(e), the holders of Registrable Securities requesting the registration will be entitled to withdraw such request and, if such request is withdrawn, such registration will not count as a registration under 4.1 or 4.3, as the case may be.

          (f) Limitation on Requests.  Notwithstanding anything in this Section
              ----------------------
4.1 to the contrary, the Investors may not request a registration pursuant to this Section 4.1 (i) during the 180 day period following the closing of the Company's initial public offering, (ii) during the 180 day period following the effective date of any registration statement filed in connection with a registration pursuant to this Section 4.1 or (iii) within ninety (90) days of the effective date of any registration statement filed by the Company with the SEC pursuant to Section 4.3(a) hereof.

     4.2.  "Piggyback" Registration.  If, at any time after the Company's
           ------------------------
initial public offering, the Company proposes to register any of its Common Stock under the Securities Act, whether as a result of a primary or secondary offering of Common Stock or pursuant to registration rights granted to holders of other securities of the Company (but excluding in all cases any registration pursuant to Sections 4.1 or 4.3 or any registrations to be effected on Forms S-4 or S-8 or other applicable successor Forms), the Company shall, each such time, give to the Investors written notice of its intent to do so. Upon the written request of any Investor given within 30 days after the giving of any such notice by the Company, the Company shall use its best efforts to cause to be included in such registration the Registrable Shares of such selling Investor, to the extent requested to be registered; provided that (i) the number of Registrable Shares proposed to be sold by
- --------
such selling Investor is equal to at least twenty-five percent (25%) of the total number of Registrable Shares then held by such selling Investor, (ii) such selling Investor agrees to sell those of its Registrable Shares to be included in such registration in the same manner and on the same terms and conditions as the other shares of Common Stock which the Company proposes to register, and
(iii) if the registration is to include shares of Common Stock to be sold for the account of the Company, the proposed managing underwriter does not advise the Company that in its opinion the inclusion of such selling Investor's Registrable Shares (without any reduction in the number of shares to be sold for the account of the Company) is likely to affect adversely the success of the offering or the price the Company would receive for any shares of Common Stock offered by it pursuant thereto, in which case the rights of such selling Investor shall be as provided in Section 4.7 hereof.


     4.3.  Form S-3 Registration.
           ---------------------

     (a)  Registration Upon Request; Limitations.  In the event the Company
          --------------------------------------
shall receive from any Investor or Investors a written request or requests that the Company effect a registration on Form S-3, or any successor or substitute form, with respect to all or a part of the Registrable Shares owned by such Investor or Investors, then the Company will promptly give written notice of the proposed registration and the Investor's or Investors' request therefor to all other Investors, and, as soon as practicable, use its best efforts to effect such registration of all or such portion of such Investor's or Investors' Registrable Shares as are specified in such request, together with all or such portion of the Registrable Shares of any other Investor or Investors joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that
                                                       --------  -------
the Company has not given a notice of the type specified in Section 4.1(a) hereof, Section 4.2 hereof or this Section 4.3(a) or, if it has, provided that the Company is not continuing to pursue the registration referred to in such notice; and provided, further, that the obligations of the Company under this
            --------  -------
Section 4.3(a) shall be subject to the limitations set forth in Sections 4.3(c), 4.3(d), 4.3(e) and 4.3(f) below. The Company may include in any registration pursuant to Section 4.3(a) hereof additional shares of Common Stock for sale for its own account or for the account of any other person. No registration under this Section 4.3(a) shall be underwritten unless the Company shall otherwise elect in its sole and absolute discretion.

     (b)  Selection of Underwriters.  If a registration pursuant to Section
          -------------------------
4.3(a) hereof involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company.

     (c)  Limitation on Size of Registration.  Unless a registration pursuant to
          ----------------------------------
Section 4.3(a) hereof involves an underwritten offering, in which case Section
4.7 hereof regarding underwriting requirements shall be applicable, the aggregate number of Registrable Shares eligible for registration pursuant to a single registration statement under Section 4.3(a) shall be equal to thirty percent (30%) of the number of shares of the Company registered under the Securities Act on the date notice is provided by the Investor(s) to the Company pursuant to Section 4.3(a) hereof. In the event the number of Registrable Shares requested for registration by the Investors pursuant to Section 4.3(a) exceeds the number of shares eligible for registration pursuant to this Section 4.3(c), the Registrable Shares to be included in such registration shall be apportioned pro rata among such Investor(s) in accordance with the number of Registrable Shares requested by such Investor(s) for inclusion in such registration.

     (d) Limitation on Number of Registrations.  The Company shall not be
         -------------------------------------
required to effect more than three (3) registrations during any calendar year pursuant to the provisions of Section 4.3(a) hereof.

     (e) Limitation on Company's Obligation.  Notwithstanding anything in this
         ----------------------------------
Section 4.3 to the contrary, the Company shall not be obligated to effect any registration pursuant to this Section 4.3:


          (1) if Form S-3, or any successor or substitute form, is not then available for the registration of such Registrable Shares proposed to be sold and distributed by such Investor or Investors;

          (2) if such Investor or Investors, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Shares and such other securities (if any) at an aggregate price to the public of less than $500,000; or

          (3) if the Company shall be entitled to defer any such registration pursuant to, and in accordance with the provisions of, Section 4.1(e).

     (f)  Limitation on Requests.  Notwithstanding anything in this Section 4.3
          ----------------------
to the contrary, no Investor may request a registration pursuant to this Section
4.3 (i) during the 180 day period following the effective date of any registration statement filed in connection with a registration pursuant to
Section 4.1 hereof or (ii) within ninety (90) days of the effective date of any other registration statement filed by the Company with the SEC pursuant to this
Section 4.3; provided, however, that (x) with respect to the second registration
             --------  -------
statement requested by any or all Investors during a calendar year pursuant to
Section 4.3(a) hereof, the ninety day period referred to in the foregoing clause
(ii) of this Section 4.3(f) shall be reduced by the number of days that the Company deferred registration, pursuant to Section 4.1(e) hereof, of the first registration statement filed pursuant to Section 4.3(a) hereof during such calendar year, and (y) with respect to the third registration statement requested by any or all Investors during a calendar year pursuant to Section 4.3(a) hereof, the ninety day period referred to in the foregoing clause (ii) of this Section 4.3(f) shall be reduced by the number of days that the Company deferred registration, pursuant to Section 4.1(e) hereof, of the second registration statement filed pursuant to Section 4.3(a) hereof during such calendar year.

     4.4.  Obligations of the Company.  Whenever the Company is required under
           --------------------------
Section 4.1, 4.2 or 4.3 hereof to use its best efforts to effect the registration of any of the Registrable Shares of the Investors, the Company shall, as expeditiously as reasonably possible:

          (1) Prepare and file with the SEC a Registration Statement with respect to such Registrable Shares and use its best efforts to cause such Registration Statement to become and remain effective; provided, however
                                                            --------
     that the Company shall in no event be obligated to cause any such registration to remain effective for more than 90 days;

          (2) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

          (3) Furnish to the selling Investors such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Investors may reasonably request in order to facilitate the disposition of such Registrable Shares; and

          (4) Use its best efforts to register and qualify such Registrable Shares under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate in the opinion of the Company and the managing underwriters, provided that the Company shall not be required in
                            --------
     connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and provided further that (anything in this Section 4 to the
                        ----------------
     contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification therein of the securities be borne by selling shareholders, then the selling Investors shall, to the extent required by such jurisdiction, pay their pro rata
                                                                   --- ----
     share of selling expenses.

     4.5.  Furnish Information.  It shall be a condition precedent to the
           -------------------
obligations of the Company to take any action pursuant to this Section 4 that the selling Investors shall furnish to the Company such information regarding them and the shares of Common Stock held by them as the Company shall reasonably request and as shall be required in order to effect any such registration by the Company.

     4.6.  Expenses of Registration.  All expenses incurred in connection with a
           ------------------------
registration pursuant to this Section 4 (excluding underwriting commissions and discounts and counsel fees of the selling Investors), including without limitation all registration and qualification fees, printing, and fees and disbursements of counsel for the Company, shall be borne by the Company;

provided, however, that the Company shall not be required to pay for Blue Sky
- --------  -------
registration or qualification expenses in connection with states in which the Company is not registering or qualifying its original issue shares or the Registrable Shares of the Investors upon exercise of their demand registration rights; and provided, further, that the Investors participating as selling
            --------  -------
shareholders in the second or third registration pursuant to Section 4.3 hereof during any calendar year shall pay all expenses incurred in connection with such registration(s) on a pro rata basis in accordance with the number of Registrable Shares which are included in such registration(s) by such Investors thereunder.

     4.7.  Underwriting Requirements; Reduction of Shares to be Included in a
           -------------------------  ---------------------------------------
Registration.  In connection with any offering involving an
- ------------
underwriting of being issued by the Company or being sold pursuant to any demand registration rights of any shareholder of the Company, the Company shall not be required under Section 4.2 hereof or otherwise to include the Registrable Shares of any Investor therein unless such Investor accepts and agrees to the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company, and then only in such quantity as (without any reduction in the numbers of shares to be sold for the account of the Company) will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. Except as otherwise provided in Section 4.1(c) above, if the total number of shares of stock which all selling stockholders of the Company (including, without limitation, the selling Investors) request to be included in any offering exceeds the number of shares which the underwriters believe to be compatible with the success of the offering, the Company shall only be required to include in the offering so many of the shares of stock of the selling shareholders (including, without limitation, the selling Investors) as the underwriters believe will not (without any reduction in the number of shares to be sold for the account of the Company) jeopardize the success of the offering (the shares so included to be apportioned pro rata among the selling shareholders according to the total number of shares of Common Stock owned by said selling shareholders, or in such other proportions as shall mutually be agreed to by such selling shareholders), provided that no such reduction shall be made with respect to any securities offered for the account of the Company in connection with a registration statement pursuant to Section 4.2 hereof.

     4.8.  Delay of Registration.  The Investors shall not take any action to
           ---------------------
restrain, enjoin or otherwise delay any registration as the result of any controversy which might arise with respect to the interpretation or implementation of this Section 4.

     4.9.  Indemnification.  In the event that any Registrable Shares of the
           ---------------
Investors are included in a Registration Statement under this Section 4:

          (1) To the extent permitted by law, the Company will indemnify and hold harmless each selling Investor, any underwriter (as defined in the Securities Act) for the Company, and each officer and director of such selling Investor or such underwriter and each person, if any, who controls such selling Investor or such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; and will reimburse such selling Investor, such underwriter or such officer, director or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there were material misstatements or omission; provided, however, that the indemnity agreement contained in this Section
     --------  -------
     4.9(1) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission made in connection with such Registration Statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the selling Investors, any underwriter for them or controlling person with respect to them.

          (2) To the extent permitted by law, each selling Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed such Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter for the Company (within the meaning of the Securities Act), and all other selling Investors against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, or underwriter may become subject to, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such Registration Statement, including any preliminary prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by the selling Investor expressly for use in connection with such registration; and such selling Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other selling Investor in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there were material misstatements or omissions, provided, however, that the indemnity
                                 -----------------
     agreement contained in this Section 4.9(2) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of those selling Investor(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

          (3) Promptly after receipt by an indemnified party under this Section
     4.9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4.9, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 4.9, but the omission so to notify the indemnifying party will not relieve him of any liability which he may have to any indemnified party otherwise other than under this Section 4.9.

     4.10.  Reports Under Securities Exchange Act of 1934.  With a view to
            ---------------------------------------------
making available to the Investors the use of Section 4.3 hereof and the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company agrees to use its best efforts: (i) to make and keep public information available, as those terms are understood and defined in the General Instructions to Form S-3, or any successor or substitute form, and in Rule 144, at all times subsequent to the effective date of the first Registration Statement covering a public offering filed by the Company, (ii) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the 1934 Act, (iii) as long as any Investor owns any shares of Common Stock, to furnish in writing upon such Investor's request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of said first Registration Statement filed by the Company), and of the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements), and to furnish to such Investor a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Investor of any rule or regulation of the SEC permitting the selling of any such shares without registration and (iv) undertake any additional actions reasonably necessary to maintain the availability of a registration statement on Form S-3, including any successor or substitute forms, or the use of Rule 144.

     4.11.  Transfer of Registration Rights.  The registration rights of the
            -------------------------------
Investors under this Section 4 may not be transferred or assigned to any person other than a Qualifying Holder without the prior written consent of the Company. For purposes of this Section 4.11, the term "Qualifying Holder" shall mean, with
                                             -----------------
respect to any Investor, (i) any partner thereof, (ii) any corporation or partnership controlling, controlled by, or under common control with, such Investor or any partner thereof, and (iii) any other direct transferee from such Investor of at least 90% of the Preferred Shares and/or shares of Common Stock owned by such Investor.

     4.12.  Lockup Agreement.  Each Investor hereby agrees that, at the written
            ----------------
request of the Company or any managing underwriter of any underwritten public offering of securities of the Company, such Investor shall not, without the prior written consent of the Company or such managing underwriter, sell, make any short sale of, loan, grant any option for the purchase of, pledge, encumber, or otherwise dispose of, or exercise any registration rights with respect to, any Shares during the 180 day period commencing on the effective date of the registration statement relating to such underwritten public offering of the Company's securities.

     5.  COVENANTS OF THE COMPANY.

     5.1  Affirmative and Negative Covenants.    The Company hereby covenants
          ----------------------------------
and agrees as follows:


               (a) Corporate Existence.  The Company shall maintain its
                   -------------------
          corporate existence and qualification and make no material change (directly or through subsidiaries) in the present nature of its business.

               (b) Interested Transactions.  The Company shall not buy, sell or
                   -----------------------
          lease any assets to, borrow or lend any money to, or deal with or enter into any other transactions or agreements with, any officer, director, employee, consultant of the Company or any person owning five percent (5%) or more of any class of capital stock of the Company, or any relative or affiliate of any of the foregoing persons, other than (i) employment or consulting arrangements with its officers, directors, employees or consultants which are approved by a majority of those members of the Board designated by the Series A Holder and/or the Series B Holders pursuant to Section 2 hereof, (ii) any equity compensation arrangement, whether in the form of stock option grants, restricted stock issuances or otherwise, which is approved by a majority of those members of the Board designated by the Series A Holder and/or the Series B Holders pursuant to Section 2 hereof, (iii) any agreement or arrangement for the licensing of technology or intellectual property to or from the Company which is approved by a majority of those members of the Board designated by the Series A Holder and/or the Series B Holders pursuant to Section 2 hereof, and (iv) other arrangements set forth in the Schedule of Exceptions or otherwise expressly contemplated by the Series D Agreement.

               (c) Financial Statements.  The Company shall furnish each
                   --------------------
          Investor with (A) quarterly unaudited consolidated balance sheets and statements of income, cash flow and stockholders equity of the Company for such quarter and such portion of the Company's fiscal year then ended, setting forth the corresponding figures for such periods in the preceding year, within 30 days after the end of each fiscal quarter;
          (B) annual audited consolidated and consolidating financial statements including a balance sheet and statements of income, cash flow and stockholders equity within 90 days after the end of each fiscal year, certified by an independent public accounting firm reasonably acceptable to the Majority Holders; and (C) such additional financial or other information as such Investor shall reasonably request; provided,
                                                                 ---------
          however, that in no event shall the Series D Investor be
          -------
          entitled to any scientific, technical, financial or other information concerning, relating to or used in connection with any strategic alliance, joint venture, sponsored research program, licensing arrangement, or any other kind of agreement, relationship or arrangement entered into by the Company for purposes of discovering, developing, manufacturing or commercializing drugs.

               (d) Budget and Operating Forecast.  With respect to each fiscal
                   -----------------------------
          year of the Company, at least 45 days prior to the beginning of each such fiscal year, the Company shall prepare and submit an operating plan with quarterly breakdowns (the "Budget") for such fiscal year to the Board for its approval. The approved Budget shall be furnished to each Investor promptly after its approval but in no event later than 10 days prior to the start of the fiscal year to which it relates.
          The Budget shall be reviewed periodically, but no less frequently than quarterly and deviations from or material changes to the Budget shall be submitted to the Board for its approval. The Company shall not make material changes to the Budget without such prior approval, and upon such approval information concerning such material changes or deviations shall be furnished to each Investor within 10 days.

               (e) Other Information.  The Company shall deliver to each
                   -----------------
          Investor, promptly after the occurrence thereof, written notice and a description of any event of default or other event, including any litigation, which might have a materially adverse impact upon the Company, its financial condition, results of operations, prospects or business. Furthermore, the Company shall permit each Investor, or its agents, to visit and inspect the Company's properties, to examine its books and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable time as requested by such Investor, provided, however, that in no event shall the Series
                            --------  -------
          D Investor be entitled, as a result of or in connection with any such visit, inspection, examination and/or discussion, to any scientific, technical, financial or other information concerning, relating to or used in connection with any strategic alliance, joint venture, sponsored research program, licensing arrangement, or any other kind of agreement, relationship or arrangement entered into by the Company with any third party for purposes of discovering, developing, manufacturing or commercializing drugs.

               (f) Capital Expenditures; Commitments.  The Company shall not,
                   ---------------------------------
          and shall cause each of its subsidiaries, if any, not to, (i) incur capital expenditures or make commitments for capital expenditures, services or product development in excess of the greater of $250,000 or 110% of the amount budgeted in the yearly budget and operating plan of the Company referred to in Section 5.1(d) hereof, for any such expenditure or commitment; provided, however, that the restrictions
                                     -----------------
          imposed by this Section 5.1(f) shall not be applicable with respect to capital expenditure projects or commitments for capital expenditures commenced, or entered into, as the case may be, prior to June [__], 1996 and disclosed in the Schedule of Exceptions.

               (g) Proprietary Information and Invention Agreements.  The
                   ------------------------------------------------
          Company shall require, as a condition to employment with the Company or continued employment with the Company, that each of its employees, and each of the employees of each of its subsidiaries, enter into a Proprietary Information and Invention Agreement in the form attached as Exhibit A hereto.
             ------- -

               (h) Rule 144 Compliance.  At all times after completion of the
                   -------------------
          Company's initial public offering, the Company agrees to take such actions as may be necessary to enable a holder of Common Stock to complete the sale of Common Stock in accordance with Rule 144 of the Securities and Exchange Commission under the Act.

               (i) Listing.  If the shares of Common Stock of the Company are
                   -------
          listed on any national securities exchange, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause the shares of Common Stock required to be reserved for the purposes of conversion of the Preferred Shares to be listed or duly approved for listing on such national securities exchange.

               (j) Composition of the Board of Directors.  The Company will not
                   ----------------------------------------
          change the size or the election procedures for the election of the Company's Board of Directors.

               (k) Additional Negative Covenants.  So long as any of the
                   --------------------------------
          Preferred Shares is outstanding, the Company shall not, without the affirmative vote or written consent of the Required Holders:

                  (i) amend the Certificate of Incorporation or the By-laws of the Company; or

                  (ii) alter or change the powers, preferences or rights of any class or series of capital stock of the Company, or the qualifications, limitations or restrictions thereof, if any such alteration or change would adversely affect the rights of the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock; or

                  (iii) authorize, issue or agree to issue any additional shares of any class or series of capital stock (other than Excluded Securities), or authorize, issue, or agree to issue any security (other than Excluded Securities) convertible into or exercisable for any shares of any class or series of capital stock of the Company (other than Excluded Securities) or increase the number of authorized shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock; or

                  (iv) allow any subsidiary of the Company to become a party to or bound by any contract or agreement that by its terms expressly proscribes or limits either absolutely or conditionally that subsidiary's ability to declare and pay dividends to the Company; or

                 (v) pay or declare any dividend or make any distribution of money or other property on account of any capital stock of the Company, or accord any other payment, benefit or preference to any share of capital stock of the Company other than dividends payable in shares of Common Stock; or

                 (vi) purchase, redeem or otherwise retire any share of capital stock of the Company (other than in accordance with the terms of any stock restriction agreement, shareholders agreement or right of first refusal agreement to which the Company is a party and that has been approved by a majority of those members of the Board designated by the Series A Holder and/or the Series B Holders pursuant to Section 2 hereof); or


                 (vii) amend, modify or terminate any stock option plan, stock option agreement or any agreement restricting the transfer of shares of capital stock of the Company to which the Company is a party; or

                 (viii) merge or consolidate or enter into any other business combination with any person or entity; or sell, lease (as lessor) or otherwise dispose of all or substantially all of the consolidated assets of the Company; liquidate, dissolve, recapitalize or reorganize in any form of transaction or sell, lease (as lessor) or otherwise dispose of assets representing more than 10% of the Company's total consolidated assets in any twelve month period (other than sales or other dispositions of inventory in the ordinary course of business); or purchase or otherwise acquire all or substantially all of the assets of another person, either through the purchase of stock or of assets.

               (l) Changes to Series A Preferred Stock.  So long as any of the
                   ------- -- ------ - --------- -----
          Series A Shares are outstanding, the Company shall not, without the affirmative vote or written consent of the Series A Required Holders:

                (i) alter or change the powers, preferences or rights of any class or series of capital stock of the Company, or the qualifications, limitations or restrictions thereof, if any such alteration or change would adversely affect the rights of the holders of Series A Preferred Stock (it being understood and agreed that any amendment, alteration or change to the terms of the Series A Preferred Stock that may be required in order to provide for the creation or designation of a series of preferred stock of the Company ranking junior to, or pari passu with, the Series A Preferred Stock as to
                     ----------
                     dividends and upon liquidation of the Company shall not be deemed to constitute an amendment, alteration or change that adversely affects the rights of the holders of Series A Preferred Stock); or

                (ii) authorize, issue or agree to issue any additional shares of
                     Series A Preferred Stock (other than Excluded Securities), or authorize, issue, or agree to issue any security (other than Excluded Securities) convertible into or exercisable for any shares of Series A Preferred Stock (other than Excluded Securities) or increase the number of authorized shares of Series A Preferred Stock; or

                (iii)purchase, redeem or otherwise retire any Preferred Shares or Conversion Shares owned by any of the Institutional Investors.

               (m) Changes to Series B Preferred Stock.  So long as any of the
                   ------- -- ------ - --------- -----
          Series B Shares are outstanding, the Company shall not, without the affirmative vote or written consent of the Series B Required Holders:

                   (i) alter or change the powers, preferences or rights of any class or series of capital stock of the Company, or the qualifications, limitations or restrictions thereof, if any such alteration or change would adversely affect the rights of the holders of Series B Preferred Stock (it being understood and agreed that any amendment, alteration or change to the terms of the Series B Preferred Stock that may be required in order to provide for the creation or designation of a series of preferred stock of the Company ranking junior to, or pari passu with, the Series B Preferred Stock as to
                         ----------
                         dividends and upon liquidation of the Company shall not be deemed to constitute an amendment, alteration or change that adversely affects the rights of the holders of Series B Preferred Stock); or

                   (ii) authorize, issue or agree to issue any additional shares of Series B Preferred Stock (other than Excluded Securities), or authorize, issue, or agree to issue any security (other than Excluded Securities) convertible into or exercisable for any shares of Series B Preferred Stock (other than Excluded Securities) or increase the number of authorized shares of Series B Preferred Stock; or

                   (iii) purchase, redeem or otherwise retire any Preferred
                         Shares or Conversion Shares owned by any of the Institutional Investors.

               (n) Changes to Series C Preferred Stock.  So long as any of the
                   --------------------------------------
          Series C Shares are outstanding, the Company shall not, without the affirmative vote or written consent of the Series C Required Holders:

                     (i) alter or change the powers, preferences or rights of
                         any class or series of capital stock of the Company, or the qualifications, limitations or restrictions thereof, if any such alteration or change would adversely affect the rights of the holders of Series C Preferred Stock (it being understood and agreed that any amendment, alteration or change to the terms of the Series C Preferred Stock that may be required in order to provide for the creation or designation of a series of preferred stock of the Company ranking junior to, or pari passu with, the Series C Preferred Stock as to
                         ----------
                         dividends and upon liquidation of the Company shall not be deemed to constitute an amendment, alteration or change that adversely affects the rights of the holders of Series C Preferred Stock); or

                    (ii) authorize, issue or agree to issue any additional
                         shares of Series C Preferred Stock (other than Excluded Securities), or authorize, issue, or agree to issue any security (other than Excluded Securities) convertible into or exercisable for any shares of Series C Preferred Stock (other than Excluded Securities) or increase the number of authorized shares of Series C Preferred Stock; or

                   (iii) purchase, redeem or otherwise retire any Preferred
                         Shares or Conversion Shares owned by any of the Institutional Investors.

               (o) Changes to Series D Preferred Stock.  So long as any of the
                   -----------------------------------
          Series D Shares are outstanding, the Company shall not, without the affirmative vote or written consent of the Series D Required Holders:

                    (i) alter or change the powers, preferences or rights of any class or series of capital stock of the Company, or the qualifications, limitations or restrictions thereof, if any such alteration or change would adversely affect the rights of the holders of Series D Preferred Stock (it being understood and agreed that any amendment, alteration or change to the terms of the Series D Preferred Stock that may be required in order to provide for the creation or designation of a series of preferred stock of the Company ranking junior to, or pari passu with,
                                                              ----------
                         the Series D Preferred Stock as to dividends and upon liquidation of the Company shall not be deemed to constitute an amendment, alteration or change that adversely affects the rights of the holders of Series D Preferred Stock); or

                    (ii) authorize, issue or agree to issue any additional
                         shares of Series D Preferred Stock (other than Excluded Securities), or authorize, issue, or agree to issue any security (other than Excluded Securities) convertible into or exercisable for any shares of Series D Preferred Stock (other than Excluded Securities) or increase the number of authorized shares of Series D Preferred Stock; or

                   (iii) purchase, redeem or otherwise retire any Preferred
                         Shares or Conversion Shares owned by any of the Institutional Investors.

     5.2.  Termination.  Except with respect to Section 5.1(h), the rights of
           -----------
each Investor under Section 5.1 hereof shall terminate on the date that such Investor shall cease to own Preferred Shares. The covenants of the Company under Section 5.1 hereof (other than Section 5.1(h) hereof), and the rights of all Investors under Section 5.1 hereof (other than Section 5.1(h) hereof), shall in any event terminate upon the closing of the Company's initial public offering.

     5.3  Waiver.  The Company's compliance with any of the covenants set forth
          ------
in Section 5.1 hereof (other than subsections (l), (m), (n) or (o) thereof) may be waived by the Required Holders.

     5.4.  Transferability.  No Investor may transfer any of its rights under
           ---------------
Section 5.1, except to a person to whom such Investor shall have transferred shares of capital stock of the Company representing at least twenty-five percent (25%) of the total voting power of the shares of capital stock of the Company held by such Investor immediately prior to such transfer.

     6.  TRANSFERABILITY OF RIGHTS.  Notwithstanding anything in this Agreement
         -------------------------
to the contrary, none of the rights of any Shareholder under this Agreement, including, without limitation, the registration rights of the Investors under
Section 4 hereof, shall be transferred or assigned to any person unless (i) such person becomes the registered holder, in the books of the Company, of such Shareholder's Preferred Shares and/or shares of Common Stock, (ii) if such person is a transferee of an Investor, such person agrees to become a party to, and bound by all of the terms and conditions of, this Agreement by duly executing and delivering to the Company an Instrument of Adherence in the form attached as Exhibit B hereto, (iii) if such person is a transferee of a Founder
            ----------
or a Founder Transferee, such person agrees to become a party to, and bound by all of the terms and conditions of, this Agreement by duly executing and delivery to the Company an Instrument of Adherence in the form attached as

Exhibit C hereto, and (iv) the Company countersigns the applicable Instrument of
- ---------
Adherence. The Company shall be obligated to countersign any such applicable Instrument of Adherence unless the transfer to any such person of any such Preferred Shares and/or shares of Common Stock does not comply with the terms of this Agreement or would result in the acquisition by such person of rights hereunder in contravention of the express terms of this Agreement.

     7.  ENTIRE AGREEMENT.  This Agreement constitutes and contains the entire
         ----------------
agreement and understanding of the parties with respect to the subject matter hereof, it amends, restates and supersedes the Prior Shareholders' Rights Agreement in its entirety, and it also supersedes any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof including, without limitation, the Shareholders' Rights Agreement, dated August 30, 1993, by and among the Company, the Founders and the Initial Investor Parties, as amended.

     8.  MISCELLANEOUS.
         -------------

          (a) This Agreement may not be amended, modified or terminated, and no rights or provisions may be waived, except (i) in the case of any of the provisions of Section 5 hereof, in compliance with the provisions of Section 5.3 hereof, (ii) in the case of any of the provisions of Section 3 hereof, in compliance with the provisions of Section 3.3 hereof and (iii) in all other instances, with the written consent of the Majority Holders and the Company;

provided, however, that, except with respect to any waiver pursuant to Section
- --------  -------
3.3 or Section 5.3 hereof, this Agreement shall not be amended, modified or terminated, nor shall any rights or provisions under this Agreement be waived, in any manner adversely affecting any Shareholder, without the prior written consent of such Shareholder.

          (b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or assigns, provided that the terms and conditions
                                        --------
of Sections 4.11, 5.4 and 6 hereof are satisfied. This Agreement shall also be binding upon and inure to the benefit of any transferee of any of the Shares,

provided that the terms and conditions of Sections 4.11, 5.4 and 6 hereof are
- --------
satisfied. Notwithstanding anything in this Agreement to the contrary, if at any time any Shareholder shall cease to own any Shares, all of such Shareholder's rights under this Agreement shall immediately terminate.

          (c) Any notices to be given pursuant to this Agreement shall be in writing and shall be given by certified or registered mail, return receipt request. Notices shall be deemed given when personally delivered or when mailed to the addresses of the respective parties as set forth on Exhibit A hereto, or
                                                           ------- -
to such changed address of which any party may notify the others pursuant hereto, except that a notice of change of address shall be deemed given when received.

          (d) The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law will be inadequate, and each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and to such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

          (e) Each certificate evidencing any of the Shares shall bear a legend substantially as follows:

          "The shares represented by this certificate are subject to a Shareholders' Rights Agreement dated as of June 25, 1996 among the Company, the holder of this certificate and certain other holders of the Company's capital stock."



          [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

(f) This Agreement may be executed in a number of counterparts, an of which together shall for all purposes constitute one Agreement, binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                         CUBIST PHARMACEUTICALS, INC.



                         By:
                            --------------------------------
                            Scott M. Rocklage, President


                         INITIAL INVESTOR PARTIES
                         ------------------------

                         DSV PARTNERS IV

                         By:  DSV Management, General Partner


                            By:
                               -----------------------------
                              John K. Clarke,
                              General Partner


                         ALTA V LIMITED PARTNERSHIP

                         By:  Alta V Management Partners, L.P.,
                              General Partner


                            By:
                               -----------------------------
                              Name:  Terrance McGuire
                              Title:    General Partner


                         CUSTOMS HOUSE PARTNERS


                         By:
                            --------------------------------
                              Name:
                              Title:

                         WPG ENTERPRISE FUND, L.P.

                         By:  WPG Venture Partners II, L.P.,
                              General Partner


                           By:
                              -----------------------------
                              Name:  Ellen M. Feeney
                              Title:   General Partner


                         WEISS, PECK & GREER VENTURE ASSOCIATES II, L.P.

                         By:  WPG Venture Partners II, L.P.,
                              General Partner


                            By:
                               ----------------------------
                              Name:  Ellen M. Feeney
                              Title:   General Partner


                         WEISS, PECK & GREER VENTURE ASSOCIATES II (OVERSEAS), L.P.


                         By:
                            ------------------------------
                            Name:
                            Title:


                         INTERWEST PARTNERS V

                         By:  Interwest Management Partners V,
                              General Partner


                            By:
                               ----------------------------
                               Arnold Oronsky, General Partner

                         INTERWEST INVESTORS V


                         By:
                            -------------------------------
                            Arnold Oronsky, Attorney-In-Fact


                         H&Q HEALTHCARE INVESTORS


                         By:
                            -------------------------------
                            Name:
                            Title:


                         H&Q LIFE SCIENCES INVESTORS


                         By:
                            -------------------------------
                            Name:
                            Title:


                         ROVENT II LIMITED PARTNERSHIP

                         By: Advent International Limited Partnership, General Partner

                            By:  Advent International Corporation

                              By:
                                 ---------------------------
                                 Jason S. Fisherman,
                                  Senior Investment Manager

                          ADVENT PERFORMANCE MATERIALS
                            LIMITED PARTNERSHIP

                         By:  Advent International Limited Partnership,
                               General Partner

                            By: Advent International Corporation,
                                 General Partner

                              By:
                                 ---------------------------
                                 Jason S. Fisherman,
                                  Senior Investment Manager

                         ADVENT INTERNATIONAL INVESTORS II
                            LIMITED PARTNERSHIP


                         By:  Advent International Corporation,
                               General Partner

                            By:
                               -----------------------------
                              Jason S. Fisherman,
                                Senior Investment Manager


                         AMIRA, INC.


                         By:
                            --------------------------------
                            Name:
                            Title:

                         COMDISCO, INC.


                         By:
                            --------------------------------
                            Name:
                            Title:

                         LIFE SCIENCE ENTREPRENEUR FUND


                         By:
                            --------------------------------
                            Brian Cunningham, General Partner


                         -----------------------------------
                         David E. Brook


                         -----------------------------------
                         Justin P. Morreale


                         -----------------------------------
                         Lan Bo Chen


                         -----------------------------------
                         Kyriacos C. Nicolaou


                         -----------------------------------
                         Annette M. Bianchi


                         -----------------------------------
                         Scott M. Rocklage


                         -----------------------------------
                         David L. Engel


                         -----------------------------------
                         Paul R. Schimmel


                         -----------------------------------
                         Julius Rebek, Jr.

                         THE JULIUS REBEK, JR. RETIREMENT PLAN


                         By:
                            --------------------------------
                            Julius Rebek, Jr., Trustee


                         -----------------------------------
                         Mitra Tadayoni-Rebek


                         FOUNDERS
                         --------


                         -----------------------------------
                         Paul R. Schimmel


                         -----------------------------------
                         Julius Rebek, Jr.


                         INITIAL FOUNDER TRANSFEREES
                         ---------------------------



                         -----------------------------------
                         Mitra Tadayoni-Rebek


                         THE JULIUS REBEK, JR. FAMILY TRUST


                         By:
                            --------------------------------
                              Rick Pierchalski, Trustee


                         By:
                            --------------------------------
                              Paul Rebek, Trustee

                         SERIES D INVESTOR
                         -----------------


                         BRISTOL-MYERS SQUIBB COMPANY


                         By:
                            --------------------------------
                            Name:
                            Title:

                                                                       EXHIBIT A
                                                                       ---------

               Name and Address
               ----------------

               DSV Partners IV
               221 Nassau Street
               Princeton, NJ  08542
               Attention:  John K. Clarke

               Alta V Limited Partnership
               c/o Burr Egan Deleage & Company
               1 Post Office Square
               Suite 3800
               Boston, NY  02109
               Attention:  Terry McGuire

               Customs House Partners
               c/o Burr Egan Deleage & Company
               1 Post Office Square
               Suite 3800
               Boston, NY  02109
               Attention:  Terry McGuire

               WPG Enterprise Fund, L.P.
               c/o Weiss, Peck & Greer
               555 California Street
               Suite 4760
               San Francisco, CA  94104
               Attention:  Ellen Fenney

               Weiss, Peck & Greer Venture
                Associates II, L.P.
               c/o Weiss, Peck & Greer
               555 California Street
               Suite 4760
               San Francisco, CA  94104
               Attention:  Ellen Feeney

               Weiss, Peck & Greer Venture
                Associates II (Overseas), L.P.
               c/o BankAmerica Trust & Banking
                Corp. (Cayman) Ltd.
               Fort Street
               George Town, Grand Cayman
               Cayman Island, British West Indies
               Attention:  Brent Thomas

               Interwest Partners V
               c/o Interwest Partners
               3000 Sandhill Road
               Building 3
               Suite 255
               Menlo Park, CA  94025-7112
               Attention:  Arnold Oronsky

               Interwest Investors V
               c/o Interwest Partners
               3000 Sandhill Road
               Building 3
               Suite 255
               Menlo Park, CA  94025-7112
               Attention:  Arnold Oronsky

               H&Q Life Sciences Investors
               c/o Hambrech & Quist Capital Management, Inc.
               50 Rowes Wharf
               Boston, MA 02110
               Attention:  Alan G. Carr

               Rovent II Limited Partnership
               101 Federal Street
               Boston, MA  02110
               Attention:  Jason S. Fisherman

               Advent Performance Materials Limited Partnership
               101 Federal Street
               Boston, MA  02110
               Attention:  Jason S. Fisherman

               Advent International Investors II Limited Partnership 101 Federal Street
               Boston, MA  02110
               Attention:  Jason S. Fisherman

               Amira, Inc.
               75 Rogers Street
               Cambridge, MA  02138
               Attention: Walter Herlihy

               Comdisco, Inc.
               6111 North River Road
               Rosemont, IL 60018
               Attn:  Jill C. Hanses

               Life Science Entrepreneur Fund
               c/o Cooley, Godward, Castro Huddleson & Tatum
               5 Palo Alto Square, 4th Floor
               Palo Alto, CA  94306-2155
               Attention:  Brian Cunningham

               David E. Brook
               Hamilton, Brook, Smith & Reynolds, P.C.
               Two Militia Drive
               Lexington, MA  02173

               Justin P. Morreale, Esq.
               416 Lewis Wharf
               Boston, MA  02110

               Lan Bo Chen
               Dana Farber Cancer Institute
               44 Binney Street
               Room M480
               Boston, MA  02115

               Kyriacos C. Nicolaou
               The Scripps Research Institute
               Department of Chemistry
               10666 North Torrey Pines Road
               La Jolla, CA  92037

               Annette Bianchi
               1535 Seneca Lane
               San Mateo, CA  94402

               Scott M. Rocklage
               c/o Cubist Pharmaceuticals, Inc.
               24 Emily Street
               Cambridge, MA  02139

               Paul R. Schimmel
               Department of Biology
               Massachusetts Institute of Technology
               77 Massachusetts Avenue
               Room 68-230
               Cambridge, MA  02139

               Julius Rebek, Jr.
               Department of Chemistry
               Massachusetts Institute of Technology
               77 Massachusetts Avenue
               Room 18-207
               Cambridge, MA  02139

               The Julius Rebek, Jr. Retirement Plan
               c/o Julius Rebek, Jr.
               Department of Chemistry
               Massachusetts Institute of Technology
               77 Massachusetts Avenue
               Room 18-207
               Cambridge, MA  02139

               Mitra Tadayoni-Rebek
               100 Memorial Drive
               Apartment 5-3A
               Cambridge, MA  02142

               David L. Engel, Esq.
               45 Juniper Road
               Belmont, MA  02178

                                                                       EXHIBIT B
                                                                       ---------

                          CUBIST PHARMACEUTICALS, INC.


                            Instrument of Adherence
                            -----------------------


     Reference is hereby made to that certain Amended and Restated Shareholders' Rights Agreement, dated as of June 25, 1996, among Cubist Pharmaceuticals, Inc., a Delaware corporation (the "Company"), the Founders, the Initial Founder Transferees, the Initial Investor Parties, the Series D Investor, the Additional Investor Parties and the Additional Founder Transferees, as amended and in effect from time to time (the "Amended and Restated Shareholders' Rights Agreement"). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Amended and Restated Shareholders' Rights Agreement.

     The undersigned, in order to become the owner or holder of ______ shares of [preferred][common] stock, par value $0.01 per share, of the Company, hereby agrees that, from and after the date hereof, the undersigned has become a party to the Amended and Restated Shareholders' Rights Agreement in the capacity of an Additional Investor Party, and is entitled to all of the benefits under, and is subject to all of the obligations, restrictions and limitations set forth in, the Amended and Restated Shareholders' Rights Agreement that are applicable to Additional Investor Parties. This Instrument of Adherence shall take effect and shall become a part of the Amended and Restated Shareholders' Rights Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts.


                         Signature:
                                  ---------------
Accepted:

CUBIST PHARMACEUTICALS, INC.


By:
   -----------------
Date:
     ----------

                                                                       EXHIBIT C
                                                                       ---------

                          CUBIST PHARMACEUTICALS, INC.

                            Instrument of Adherence
                            ---------- -- ---------

  Reference is hereby made to that certain Amended and Restated Shareholders' Rights Agreement, dated as of June 25, 1996, among Cubist Pharmaceuticals, Inc., a Delaware corporation (the "Company"), the Founders, the Initial Founder Transferees, the Initial Investor Parties, the Series D Investor, the Additional Investor Parties and the Additional Founder Transferees, as amended and in effect from time to time (the "Amended and Restated Shareholders' Rights Agreement"). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Amended and Restated Shareholders' Rights Agreement.

  The undersigned, in order to become the owner or holder of ______ shares of Common Stock, par value $0.001 per share, of the Company hereby agrees that, from and after the date hereof, the undersigned has become a party to the Amended and Restated Shareholders' Rights Agreement in the capacity of an Additional Founder Transferee, and is entitled to all of the benefits under, and is subject to all of the obligations, restrictions and limitations set forth in, the Amended and Restated Shareholders' Rights Agreement that are applicable to Additional Founder Transferees. This Instrument of Adherence shall take effect and shall become a part of the Amended and Restated Shareholders' Rights Agreement immediately upon execution.

  Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts.


                       Signature:
                                ----------------
Accepted:

CUBIST PHARMACEUTICALS, INC.



By:
   ------------------
Date:
     ------------